                                                                 EXHIBIT 10.31.1





                           AVERY DENNISON CORPORATION
                              AMENDED AND RESTATED
                          EXECUTIVE VARIABLE DEFERRED
                                RETIREMENT PLAN
===============================================================================







                             December 2, 1995

                           AVERY DENNISON CORPORATION
                  EXECUTIVE VARIABLE DEFERRED RETIREMENT PLAN

                               TABLE OF CONTENTS

- -------------------------------------------------------------------------------

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ARTICLE 1:   PURPOSE                                                        1

ARTICLE 2:   DEFINITIONS AND CERTAIN PROVISIONS                             1

ARTICLE 3:   ADMINISTRATION OF THE PLAN                                     6

ARTICLE 4:   PARTICIPATION                                                  7

             4.1   PARTICIPATION ELECTION
             4.2   ANNUAL DEFERRAL
             4.3   DURATION OF ANNUAL DEFERRAL
             4.4   MAXIMUM DEFERRAL
             4.5   DEFERRAL ACCOUNTS
             4.6   INTEREST ON DEFERRAL ACCOUNTS
             4.7   VALUATION OF ACCOUNTS
             4.8   STATEMENT OF ACCOUNTS

ARTICLE 5:   BENEFITS                                                       9

             5.1   RETIREMENT BENEFIT
             5.2   DISABILITY
             5.3   TERMINATION BENEFIT
             5.4   SURVIVOR BENEFITS
             5.5   EMERGENCY BENEFIT
             5.6   SMALL BENEFIT
             5.7   WITHHOLDING; UNEMPLOYMENT TAXES
             5.8   MAXIMUM PAYOUT PERIOD
             5.9   DISCOUNTED CASH OUT ELECTION

ARTICLE 6:   BENEFICIARY DESIGNATION                                       16

ARTICLE 7:   AMENDMENT OR TERMINATION OF PLAN                              17

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ARTICLE 8:   MISCELLANEOUS                                                 17

             8.1   EFFECTIVE DATE
             8.2   UNSECURED GENERAL CREDITOR
             8.3   WAIVER OF STAY, EXTENSION AND USURY LAWS
             8.4   OBLIGATIONS TO EMPLOYER
             8.5   NONASSIGNABILITY
             8.6   EMPLOYMENT NOT GUARANTEED
             8.7   PROTECTIVE PROVISIONS
             8.8   GENDER, SINGULAR & PLURAL
             8.9   CAPTIONS
             8.10  VALIDITY
             8.11  NOTICE
             8.12  APPLICABLE LAW

                           AVERY DENNISON CORPORATION
                  EXECUTIVE VARIABLE DEFERRED RETIREMENT PLAN

===============================================================================

                                   ARTICLE I
                                    PURPOSE

          The purpose of this Executive Variable Deferred Retirement Plan (the "Plan") is to provide a means whereby Avery Dennison Corporation, a Delaware corporation (the "Company"), may afford an opportunity for financial planning to a select group of management and highly compensated employees of the Company and its subsidiaries who have rendered and continue to render valuable services to the Company or its subsidiaries which constitute an important contribution towards the Company's continued growth and success, by providing for additional future retirement payments so that these employees may be retained and their productive efforts encouraged.

                                   ARTICLE 2
                      DEFINITIONS AND CERTAIN PROVISIONS

          Annual Base Salary. "Annual Base Salary" means with respect to a
          ------------------
Participant for any Plan Year such Participant's fixed, basic, straight time, and regularly recurring wages and salary, any payments for overtime hours, vacation pay, compensation paid in lieu of vacation, and holiday pay; but excluding all Bonus, long-term incentive cash awards, other discretionary bonuses, severance allowances, forms of incentive compensation, Savings Plan or other qualified plan contributions made by the Company, Retirement Plan or other qualified plan benefits, retainers, insurance premiums or benefits, reimbursements, and all other payments.

          Annual Deferral.  "Annual Deferral" means the amount of Annual Base
          ---------------
Salary and Bonus which the Participant elects to defer for a Plan Year.

          Authorization Form. "Authorization Form" means the authorization form
          ------------------
which an Eligible Employee files with the Company to participate in the Plan for a given Plan Year.

          Beneficiary. "Beneficiary" means the person or persons or entity
          -----------
designated as such in accordance with Article 6.

          Benefit Unit.  "Benefit Unit" means an annual unit (and related Annual
          ------------
Deferral) enrolled in by a Participant pursuant to Article 4 providing the benefits described in Article 5. Each Benefit Unit will be covered by a separate annual Authorization Form.

          Bonus. "Bonus" means with respect to a Participant for any Plan Year
          -----
the bonus paid to the Participant in such Plan Year under the Bonus Plan on account of services rendered to the Company during the immediately preceding Plan Year. "1995 Bonus" means a Participant's bonus earned in 1995 but paid in 1996. "1996 Bonus" means a Participant's bonus earned in 1996 but paid in 1997.

          Bonus Plan. "Bonus Plan" means all annual bonus plans sponsored by the
          ----------
Company from time to time.

          Committee. "Committee" means the deferred compensation plan committee
          ---------
appointed to administer the Plan pursuant to Article 3.

          Declared Rate. "Declared Rate" means, with respect to any of the
          -------------
investment funds listed below that are maintained by Pacific Mutual Life Insurance Company for its variable life insurance policy that is known as "Select Exec." and any month of a Plan Year, the rate of return equal to that which would have been generated had a Participant's Deferral Account balance been invested in such investment fund for such month, determined as follows. At the end of each month of a Plan Year, Pacific Mutual Life Insurance Company will report to the Company the actual gross performance of each investment fund. The rate of return determined based on such gross performance for an investment fund, less an administrative charge of 0.017%, will be the Declared Rate for the investment fund for the month.

               Declared Rate 1. This rate is based on the performance of the
               ---------------
     Money Market Fund.

               Declared Rate 2. This rate is based on the performance of the
               ---------------
     Managed Bond Fund.

               Declared Rate 3. This rate is based on the performance of the
               ---------------
     Growth LT Fund.

               Declared Rate 4. This rate is based on the performance of the
               ---------------
     Equity Index Fund.

               Declared Rate 5.  This rate is based on the performance of the
               ---------------
     International Fund.

Deferrals will not necessarily be invested by the Company in the above investment funds, even though the actual performance of the investment fund will be used to measure the Declared Rate.

          Deferral Account.  "Deferral Account" means the notional account
          ----------------
established for record keeping purposes for a Participant pursuant to Section
4.5.

          Direct Cash Compensation.  "Direct Cash Compensation" means for any
          ------------------------
date within a Plan Year the sum of (a) the Participant's Annual Base Salary as of the first day of the Plan Year plus (b) the Participant's Bonus paid in such Plan Year, but before reduction pursuant to this Plan.

          Disability.  "Disability" means any inability on the part of an
          ----------
Employee, commencing before age 64 1/2, as determined by the Committee, in its complete and sole discretion, to perform the substantial and material duties of his or her job due to injury or sickness lasting for more than one hundred eighty (180) consecutive days. Disability for purposes of this Plan shall be deemed to commence as of the first day following the end of such one hundred eighty (180) day period. If an Employee makes application for disability benefits under the Social Security Act, as now in effect or as hereafter amended, and qualifies for such benefits, the Employee shall be presumed to suffer from a Disability under this Plan, subject to the above timing requirements. The Committee may require the Employee to submit to an examination by a physician or medical clinic selected by the Committee. On the basis of such medical evidence and in the absence of qualification for disability benefits under the Social Security Act, the determination of the Committee as to whether or not a condition of Disability exists shall be conclusive. To constitute Disability, the same must commence after the Employee has become a Participant in the Plan.

          Discounted Cash Out Election. "Discounted Cash Out Election" means the
          ----------------------------
written election by a Participant or Beneficiary in a form acceptable to the Committee to receive all or part of the Participant's Deferral Account pursuant to the terms and conditions of Section 5.9.

          Early Retirement. "Early Retirement" means with respect to any Benefit
          ----------------
Unit the termination of a Participant's employment with Employer for reasons other than death (a) between ages 55 and 65, and (b) after fifteen (15) years of employment with Employer.

          Eligible Employee. "Eligible Employee" means an Employee who is
          -----------------
eligible to participate in the Plan based on criteria established by the Committee.

          Emergency Benefit. "Emergency Benefit" means the benefit that is
          -----------------
payable pursuant to Section 5.5 of the Plan.

          Employee. "Employee" means any person employed by the Employer on a
          --------
regular full-time salaried basis, including officers of the Employer.

          Employer. "Employer" means the Company and any of its wholly-owned
          --------
subsidiaries.


          Enrollment Period.  "Enrollment Period" means the periods designated
          -----------------
from year to year by the Committee for open enrollments. The initial Enrollment Period will be between November 13-30, 1995. Authorization Forms shall be submitted to the Committee prior to the beginning of any Plan Year. For subsequent Enrollment Periods, the Eligible Employee must submit an Authorization Form during the Enrollment Period designated by the Committee.

          Normal Retirement. "Normal Retirement" means the termination of a
          -----------------
Participant's employment with Employer for reasons other than death on or after the Participant attains age 65.

          Participant. "Participant" means an Eligible Employee who has filed a
          -----------
completed and executed Authorization Form with the Committee and is participating in the Plan in accordance with the provisions of Article 4.

          Plan Year. "Plan Year" means the fiscal year beginning December 1 and
          ---------
ending November 30.

          Rabbi Trust. "Rabbi Trust" means the trust described in Section 8.1.
          -----------

          Retirement Age. "Retirement Age" means the age attained by a
          --------------
Participant on the birthday that precedes the date when Participant ceases to be an Employee at age 55 or later.

          Retirement Benefit. "Retirement Benefit" means benefits payable to a
          ------------------
Participant when Participant has satisfied all of the requirements for Normal or Early Retirement (as defined in Article 2).

          Retirement Plan. "Retirement Plan" means the Retirement Plan for the
          ---------------
Employees of Avery Dennison Corporation, as amended from time to time.

          Savings Plan. "Savings Plan" means the Avery Dennison Corporation
          ------------
Employee Savings Plan, as amended from time to time.

          Survivor Benefit. "Survivor Benefit" means those Plan benefits that
          ----------------
become payable upon the death of a Participant pursuant to the provisions of
Section 5.4.

          Termination Benefit. "Termination Benefit" means the lump sum amount
          -------------------
payable to a Participant who ceases to be an Employee pursuant to the provisions of Section 5.3.

                                   ARTICLE 3
                          ADMINISTRATION OF THE PLAN

          A deferred compensation plan committee ("Committee") consisting of three or more members shall be appointed by the Company's Chairman and Chief Executive Officer to administer the Plan and establish, adopt, or revise such rules and regulations as it may deem necessary or advisable for the administration of the Plan and to interpret the provisions of the Plan, with any such interpretations to be conclusive. All decisions of the committee shall be by vote of at least a majority of its members and shall be final and binding. Members of the Committee shall be eligible to participate in the Plan while serving as members of the Committee, but a member of the Committee shall not vote or act upon any matter which relates solely to such member's interest in the Plan as a Participant. The initial members of the Committee are the Chairman and Chief Executive Officer, the Chief Financial Officer, the Vice President, Human Resources, the Vice President, General Counsel and Secretary, the Vice President, Treasurer, the Vice President, Compensation & Benefits, the Vice President, Treasury Operations, the Director, Corporate Accounting and Financial Reporting.

                                   ARTICLE 4
                                 PARTICIPATION

          4.1 Participation Election. An Eligible Employee shall become a
              ----------------------
Participant in the Plan on the first day of the Plan Year coincident with or next following the date the employee becomes an Eligible Employee, provided such Employee has filed an Authorization Form with the Committee. To be effective, the Eligible Employee must submit the Authorization Form during the Enrollment Period.

          4.2 Annual Deferral. In the Authorization Form, and subject to the
              ---------------
restrictions set forth herein, the Eligible Employee shall designate the amount of Annual Base Salary and Bonus to be deferred for the next Plan Year.

          4.3 Sources of Annual Deferral. Except for the initial Plan Year,
              --------------------------
Annual Deferrals may be made from Bonus earned during the following calendar year and for Annual Base Salary earned from the next December 1 of the covered Plan Year through the next November 30. For the initial Plan Year, Annual Deferrals may be made from: (i) the Participant's 1995 Bonus; (ii) the Participant's 1996 Bonus; and the Participant's Annual Base Salary between December 1, 1995 and November 30, 1996.

          4.4 Maximum Deferral. The maximum amount of Direct Cash Compensation
              ----------------
that may be deferred shall be 10% of an Eligible Employee's Annual Base Salary and 10% of an Eligible Employee's Bonus without regard to amounts contributed to the Savings Plan, provided that the Committee may permit greater Annual Deferrals.

          4.5 Deferral Accounts. Solely for record keeping purposes, the Company
              -----------------
shall maintain a Deferral Account for each Participant for all Benefit Units offered to the Participants during the eight-year period commencing December 1, 1995. The amount by which a Participant's Direct Cash Compensation is reduced pursuant to this Article IV shall be credited by the Employer to the Participant's Deferral Account no later than the first day of the month following the month in which such Direct Cash Compensation would otherwise have been paid. The Deferral Account shall be debited by the amount of any payments made by the Employer to the Participant or the Beneficiary pursuant to this Plan.

          4.6 Interest on Deferral Accounts. A Participant may elect to credit
              -----------------------------
the deferrals to any combination of Declared Rates in 25% increments, as long as the total equals 100% of the deferrals. The Participant's Deferral Account will be credited with a rate of return (positive or negative) based on the Declared Rate(s) which he elects. The rate of return (positive or negative) will be credited monthly to Deferral Accounts. The rate to be credited to a Participant's Deferral Account will be calculated each month as the weighted average of the Declared Rate(s) elected by the Participant for that Deferral Account, with the weights being based on the Declared Rate(s) election for that Deferral Account in effect at the beginning of the month.

          A Participant may change his Declared Rate(s) election twice a year effective as of the following June 1 and December 1 of each year by filing a written notice with the Committee at least 30 days in advance. Deferral Account balances will not necessarily be invested in these investment funds by the Company, even though the actual performance of the investment fund that is chosen to measure the Declared Rate will determine the rate of return (positive or negative) on the Participant's Deferral Account.

          4.7 Valuation of Accounts. The value of a Deferral Account as of any
              ---------------------
date shall equal the amounts theretofore credited to such account, plus the interest deemed to be earned on such account in accordance with this Article IV through the day preceding such date, less the amounts theretofore debited to such account.

          4.8 Statement of Accounts. The Committee shall submit to each
              ---------------------
Participant, within one hundred twenty (120) days after the close of each Plan Year, a statement in such form as the Committee deems desirable setting forth the balance standing to the credit of each Participant in his Deferral Account.

Each statement of account shall show the Participant's deferrals and the interest credited to the Participant's Deferral Account.

                                   ARTICLE 5
                                   BENEFITS

          5.1 Retirement Benefit. A Participant is eligible for a Retirement
              ------------------
Benefit under this Plan when he has satisfied all of the requirements for Normal Retirement or Early Retirement. The Retirement Benefit will be based on the total value of the Deferral Account.

          The Retirement Benefit will be paid beginning on the date and in the manner which the Participant elects no earlier than thirteen months prior to retirement. A Participant may elect to receive his Retirement Benefit at retirement in either a lump sum or installments over a specified number of years or a combination of a lump sum payment and installment payments; provided, however, that the maximum payout period for Retirement Benefits shall be subject to Section 5.8. In the event a payout election period exceeds the maximum period permitted by Section 5.8, the elected payout period shall be reduced to the maximum period permitted by Section 5.8. All installment payments will be calculated on an annual basis but paid in such intervals as may be determined by the Committee, provided that such intervals shall not be less frequent than quarterly.

          If a Participant elects to receive his Retirement Benefit in installment payments, the payments will be made in such intervals as may be determined by the Committee, provided that such intervals shall not be less frequent than quarterly, based on the Deferral Account balance at the beginning of the payment period. The payments will be redetermined annually by dividing the Participant's current Deferral Account balance at the beginning of the year by the number of remaining years in the payment period based on the Participant's retirement payment election. The rate of return (positive or negative) during any payment year will be credited during the year on the unpaid Deferral Account balance at the applicable Declared Rate(s). A Participant may continue to change his Declared Rate(s) election twice a year, effective as of the following June 1 or December 1 of each year by filing a written notice with the Committee at least 30 days in advance, as long as he has a remaining Deferral Account balance.

          5.2 Disability. If a Participant suffers a Disability, Participant
              ----------
deferrals that otherwise would have been credited to the Participant's Deferral Accounts will cease during such Disability. The Participant's Deferral Accounts will continue to earn interest at the Declared Rate(s) which he has chosen. The Participant's Deferral Account will be distributed as a Retirement Benefit, Termination Benefit or Survivor Benefit, whichever is applicable, beginning on the date and in the form which the Participant elected in his Authorization Form. If a Participant recovers from a Disability and returns to employment with the Employer during the Benefit Deferral Period, the Participant shall resume making deferrals pursuant to his Authorization Form.

          5.3  Termination Benefit.
               -------------------

               (a) Certain Terminations of Employment. If a Participant (i)
                   ----------------------------------
     ceases to be an Employee for any reason other than death, Disability or Normal or Early Retirement, or (ii) fails to return to the status of an Employee within sixty (60) days following recovery from a Disability prior to Normal or Early Retirement, the Employer shall pay to the Participant in one lump sum an amount (the "Termination Benefit") equal to the value of the Deferral Account for such Benefit Unit. In computing the Termination Benefit, the value of the Deferral Account will be based on interest at the applicable Declared Rate. The Participant shall be entitled to no further benefits under this Plan for such Benefit Units.

               (b) Termination of a Benefit Unit. With the written consent of
                   -----------------------------
     the Committee, a Participant may terminate an Authorization Form by filing with the Committee a written request to so terminate the Authorization Form. Upon termination of an Authorization Form, no further reductions shall be made in the Participant's Direct Cash Compensation pursuant to the Authorization Form, and the Participant shall immediately cease to be eligible for any benefits with respect to such Authorization Form, other than the Termination Benefit. No other benefit shall be payable to either the Participant or any Beneficiary of such Participant with respect to the terminated Authorization Form. In its sole discretion, the Committee may pay the Termination Benefit with respect to a terminated Authorization From on a date earlier than a Participant's termination of employment with the Employer, with such Termination Benefit to be calculated as if the Participant had terminated employment with the Employer on the date of such payment.

          5.4  Survivor Benefits.
               -----------------

               (a) Pre-Retirement. If a Participant dies and is not receiving
                   --------------
     Retirement Benefit payments with respect to his Benefit Unit(s), a Survivor Benefit will be paid to his Beneficiary in annual installments over five years. The aggregate Survivor Benefit will be equal to the Deferral Account balance for the Benefit Units. The annual Survivor Benefit payments shall be redetermined each year based upon the value of the Deferral Account at that time. However, if the value of the Deferral Account is less than or equal to $50,000 for a Beneficiary, the Company, will pay said amount in a lump sum.

               (b) Post-Retirement. If a Participant dies and is not receiving
                   ---------------
     Retirement Benefit payments with respect to his Benefit Unit(s), a Survivor Benefit will be paid to his Beneficiary in annual installments over five years. The aggregate Survivor Benefit will be equal to the Deferral Account balance for the Benefit Units. The annual Survivor Benefit payments shall be redetermined each year based upon the value of the Deferral Account at that time. However, if the value of the Deferral Account is less than or equal to $50,000 for a Beneficiary, the Company, will pay said amount in a lump sum.

          5.5  Emergency Benefit. In the event that the Committee, upon written
               -----------------
petition of the Participant or Beneficiary, determines, in its sole discretion, that the Participant or Beneficiary has suffered an unforeseeable financial emergency, the Employer shall pay to the Participant or Beneficiary, as soon as practicable following such determination, an amount necessary to meet the emergency not in excess of the Termination Benefit to which the Participant is entitled hereunder if said Participant had a termination of service on the date of such determination (the "Emergency Benefit"). For purposes of this Plan, an unforeseeable financial emergency is an unexpected need for cash arising from an illness, casualty loss, sudden financial reversal, or other such unforeseeable occurrence. An unforeseeable financial emergency for purposes of this Plan shall exist for any Participant or Beneficiary who is deemed to be in constructive receipt of income on account of deferred benefits payable under the terms of the Plan, and in such event all deferred benefits giving rise to said constructive receipt of income shall be paid to the Participant or Beneficiary in question. Notwithstanding the foregoing, the final determination by the Internal Revenue Service ("IRS") or court of competent jurisdiction, all time for appeal having lapsed, that the Employer is not the owner of the assets of the Rabbi Trust, with the result that the income of the Rabbi Trust is not treated as income of the Company pursuant to Sections 671 through 679 of the Code, or the final determination by (i) the IRS, (ii) a court of competent jurisdiction, all time for appeal having lapsed, or (iii) counsel to the Company that a federal tax is payable by the Participant or Beneficiary with respect to assets of the Rabbi Trust or the Participant's or Beneficiary's Deferral Accounts prior to the distribution of those assets or Deferral Accounts to the Participant or Beneficiary shall in any event constitute an unforeseeable financial emergency entitling such Participant or Beneficiary to an Emergency Benefit provided for in this Section. Cash needs arising from foreseeable events such as the purchase of a home or education expenses for children shall not be considered to be the result of an unforeseeable financial emergency. The amount of benefits otherwise payable under the Plan shall thereafter be adjusted to reflect the reduction of a Deferral Account due to the early payment of the Emergency Benefit.

          5.6  Small Benefit. Notwithstanding anything herein to the contrary,
               -------------
in the event the total amount owed to a Participant or a Beneficiary after the Participant ceases to be an Employee is $50,000 or less, the Company, in its sole discretion, may elect to distribute any such amount in a single lump sum payment.

          5.7  Withholding; Unemployment Taxes. To the extent required by the
               -------------------------------
law in effect at the time payments are made, the Employer shall withhold from payments made hereunder the minimum taxes required to be withheld by the federal or any state or local government. To the extent FICA or Medicare Tax is payable on account of compensation deferred hereunder, such tax shall, to the extent possible, be withheld from the Participant's Direct Cash Compensation that is not deferred into this Plan.

          5.8  Maximum Payout Period. Notwithstanding any Eligible Employee's
               ---------------------
election to the contrary, the maximum number of years over which benefits may be paid from the Plan shall be limited as follows: (i) Retirement Age 55 receives lump sum; (ii) Retirement Ages 56 and 57 may receive benefits in a lump sum or for five years; (iii) Retirement Ages 58 and 59 may receive benefits in a lump sum or for five or ten years; (iv) Retirement Ages 60 and 61 may receive benefits in a lump sum or for five, ten, or fifteen years; and (v) Retirement Ages 62 and above may receive benefits in a lump sum or for five, ten, fifteen or twenty years.

          5.9  Discounted Cash Out Election
               ----------------------------

             (a) During the course of any Plan Year prior to the date on which a Participant ceases employment with the Company, the Participant may make one election to receive all or part of the Participant's Deferral Account in a single lump-sum payment that shall be paid within fifteen (15) days after the end of the month in which the Participant files a written election to receive a discounted lump sum payment pursuant to this Section 5.9 (a). Interest on the amount elected to be withdrawn shall cease to accrue at the end of the month in which the Discounted Cash Out Election is made. The requirements for a valid Discounted Cash Out Election and the manner of determining the amount to be paid to a

     Participant who makes a pre-retirement Discounted Cash Out Election are as follows:

                    (i) The Discounted Cash Out Election must be for an amount of $200,000 or greater, unless a Participant has a Deferral Account worth less than $200,000 at the time of the Discounted Cash Out Election in which case the amount of the Discounted Cash Out Election may be equal to 100% of the Deferral Account in question.

                    (ii) The amount available for the Discounted Cash Out Election shall be determined by establishing the value of the Participant's Deferral Account as if the Participant ceased employment with the Company on the last day of the month during which the Participant files a written Discounted Cash Out Election.

                    (iii) If a Participant elects to receive his entire Deferral Account via a Discounted Cash Out Election, the Participant's Deferral Account shall be deemed fully distributed to the Participant. The amount, however, actually distributed to the Participant shall be the amount of the Deferral Account less a penalty equal to six percent (6%) of the amount otherwise distributable.

                    (iv) If a Participant elects to receive $200,000, or some higher dollar amount of his Deferral Account, the amount elected shall be deemed distributed to the Participant. The amount, however, actually distributed to the Participant shall be the elected amount less a penalty equal to six percent (6%) of the elected amount.

               (b) During the course of any Plan Year or part which follows a Participant's Early or Normal Retirement date, the Participant or the Beneficiary may make up to two elections to receive all or part of the Participant's Deferral Account in single lump sum payments that shall be paid within fifteen (15) days after the end of the month in which the Participant or Beneficiary files a written election to receive a discounted lump sum payment pursuant to this Section 5.9(b). Interest on the amount elected to be withdrawn from such Deferral Account shall cease to accrue at the end of the month in which the Discounted Cash Out Election is filed. The requirements for each valid Discounted Cash Out Election and the manner of determining the amount to be paid to a Participant or Beneficiary who makes a post-retirement Discounted Cash Out Election are as follows:

                    (i) The Discounted Cash Out Election must be for an amount of $200,000 or greater, unless a Participant or Beneficiary has a Deferral Account worth less than $200,000 at the time of the Discounted Cash Out Election in which case the amount of the Discounted Cash Out Election may be equal to 100% of the Deferral Account in question.

                    (ii) If a Participant or Beneficiary elects to receive his entire Deferral Account via a Discounted Cash Out Election, the Participant's or Beneficiary's Deferral Account shall be deemed fully distributed to the Participant or Beneficiary. The amount, however, actually distributed to the electing Participant or Beneficiary shall be the amount of the Deferral Account less a penalty equal to six percent (6%) of the amount otherwise distributable.

                    (iii) If a Participant or Beneficiary elects to receive $200,000 or some higher dollar amount of his Deferral Account, the amount elected shall be deemed fully distributed to the Participant or Beneficiary. The amount, however, actually distributed to the Participant or Beneficiary shall be the elected amount less a penalty equal to six percent (6%) of the elected amount.

                    (iv) If a Participant or Beneficiary makes a Discounted Cash Out Election(s) or receives payment(s) of an Emergency Benefit and a portion of a Deferral Account remains unpaid, future monthly benefit payments shall be reduced to reflect the withdrawn part of the Deferral Account and there shall be no reduction in the previously scheduled number of monthly benefit payments.

                                   ARTICLE 6
                            BENEFICIARY DESIGNATION

          Each Participant shall have the right, at any time, to designate any person or persons as Beneficiary or Beneficiaries to whom payment under this Plan shall be made in the event of Participant's death prior to complete distribution to Participant of the benefits due under the Plan. Each Beneficiary designation shall become effective only when filed in writing with the Committee during the Participant's lifetime on a form prescribed by the Committee.

          The filing of a new Beneficiary designation form will cancel all Beneficiary designations previously filed. Any finalized divorce or marriage (other than a common law marriage) of a Participant subsequent to the date of filing of a Beneficiary designation form shall revoke such designation unless in the case of divorce the previous spouse or a trust naming as a beneficiary said previous spouse was not designated as a Beneficiary and unless in the case of marriage the Participant's new spouse or a trust naming as a beneficiary said new spouse had previously been designated as a Beneficiary.

          If a Participant fails to designate a Beneficiary as provided above, or if his Beneficiary designation is revoked by marriage, divorce, or otherwise without execution of a new designation, or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Committee shall direct the distribution of such benefits to the Participant's estate.

                                   ARTICLE 7
                       AMENDMENT OR TERMINATION OF PLAN

          The Chairman and Chief Executive Officer of the Company may amend the Plan; provided, however, that (i) no such amendment shall be effective to decrease the benefits accrued by any Participant or Beneficiary of a deceased Participant (including, but not limited to, the rate of interest credited to the Deferral Accounts) prior to the Plan Year commencing after the date of such amendment; (ii) no such amendment shall decrease the Declared Rates established herein; (iii) Section 5.1 may not be amended; (iv) the definition of Declared Rate may not be amended; and (v) the other substantive provisions of the Plan related to the calculation of benefits or the manner or timing of payments to be made under the Plan shall not be amended so as to prejudice the rights of any Participant or Beneficiary of a deceased Participant.

          Notwithstanding any terms herein to the contrary, the Company may not terminate the Plan. The Company shall not have any obligation to, but may, in its discretion, allow additional deferrals into this Plan.

                                   ARTICLE 8
                                 MISCELLANEOUS

          8.1  Effective Date. The effective date of this Plan is December 1,
               --------------
1995.

          8.2  Unsecured General Creditor. The Company intends to establish and
               --------------------------
fund the Avery Dennison Corporation Executive Compensation Trust ("Rabbi Trust"). The assets of the Rabbi Trust shall be subject to the claims of the Company's creditors. To the extent any benefits provided under the Plan are actually paid from the Rabbi Trust, the Employer shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by, the Employer. Participants and their Beneficiaries, heirs, successors, and assigns shall have no legal or equitable rights, interest, or claims in any specific property or assets of

Employer, nor shall they be beneficiaries of, or have any rights, claims, or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by Employer ("Policies"). Apart from the Rabbi Trust, such Policies or other assets of Employer shall not be held under any trust for the benefit of Participants, their Beneficiaries, heirs, successors, or assigns, or held in any way as collateral security for the fulfilling of the obligations of Employer under this Plan. Any and all of the Employer's assets and Policies shall be, and remain, the general, unpledged, unrestricted assets of Employer. Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise of Employer to pay money in the future.

          8.3  Waiver of Stay, Extension and Usury Laws. The Company covenants
               ----------------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the benefits due hereunder, wherever such laws may be enacted, now or at any time hereafter in force, or which may affect the administration or performance of this Plan; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the realization of any benefits to which the Participants hereunder are entitled, but will suffer and permit the realization of all such benefits as though no such law had been enacted.

          8.4  Obligations To Employer. If a Participant becomes entitled to a
               -----------------------
distribution of benefits under the Plan, and if at such time the Participant has outstanding any debt, obligation, or other liability representing an amount owing to the Employer, then the Employer may offset such amount owed to it against the amount of benefits otherwise distributable. Such determination shall be made by the Committee.

          8.5  Nonassignability. Neither a Participant nor any other person
               ----------------
shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, hypothecate or convey in advance of actual receipt the amounts, if any, payable, hereunder, or any part thereof, or interest therein which are, and all rights to which are, expressly declared to be unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

          8.6   Employment Not Guaranteed. Nothing contained in this Plan nor
                -------------------------
any action taken hereunder shall be construed as a contract of employment or as giving any Employee any right to be retained in the employ of the Company.

          8.7   Protective Provisions. Each Participant shall cooperate with the
                ---------------------
Employer by furnishing any and all information requested by the Employer in order to facilitate the payment of benefits hereunder, taking such physical examinations as the Employer may deem necessary and taking such other relevant action as may be requested by the Employer. If a Participant refuses so to cooperate, the Employer shall have no further obligation to the Participant under the Plan, other than payment to such Participant of the cumulative reductions in Direct Cash compensation theretofore made pursuant to this Plan.

          8.8   Gender, Singular & Plural. All pronouns and any variations
                -------------------------
thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

          8.9   Captions. The captions of the articles, sections, and paragraphs
                --------
of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

          8.10  Validity. In the event any provision of this Plan is held
                --------
invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

          8.11  Notice. Any notice or filing required or permitted to be given
                ------
to the Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, to the principal office of the Employer, directed to the attention of the Vice President, General Counsel and Secretary of the Employer. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

          8.10  Applicable Law. This Plan shall be governed and construed in
                --------------
accordance with the laws of the State of California